EXECUTION COPY
AMENDMENT NO. 3
Dated as of March 10, 2015
to
CREDIT AGREEMENT
Dated as of October 21, 2011
THIS AMENDMENT NO. 3 (this “Amendment”) is made as of March 10, 2015 by and among Cimpress N.V. (the “Parent”), Vistaprint Limited (the “Company”), Vistaprint Schweiz GmbH, Vistaprint B.V. and Vistaprint USA, Incorporated (collectively, the “Subsidiary Borrowers” and, together with the Parent and the Company, the “Borrowers”), the Lenders parties hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of October 21, 2011, as amended and restated as of February 8, 2013, by and among the Borrowers, the other Subsidiary Borrowers party thereto from time to time, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:
“Amendment No. 3 Effective Date” means March 10, 2015.
“Limited Recourse Guarantor” means a Subsidiary Guarantor party to a Limited Recourse Guaranty.
“Limited Recourse Guaranty” means a Guaranty (or supplement thereto adding a Limited Recourse Guarantor) entered into on or after the Amendment No. 3 Effective Date pursuant to which the obligations guaranteed by the Limited Recourse Guarantor thereunder are limited (as determined by the Administrative Agent in its reasonable credit judgment) as to amount, either by reference to one or more specific amounts or mathematical formulas or otherwise by reference to legal concepts or principles required under applicable law or regulation (but excluding any general statutory limitations, including fraudulent transfer or conveyance limitations).

“Subordinated Indebtedness” means any Indebtedness of the Parent or any Subsidiary (other than any such Indebtedness owed to the Parent or any Subsidiary) the payment of which is subordinated to payment of the obligations under the Loan Documents.
(b)The definition of “Material Subsidiary” appearing in Section 1.01 of the Credit Agreement is hereby amended to amend and restate clause (a) of the second proviso thereof in its entirety to read as follows:
“(a) Consolidated Total Assets shall exclude (1) assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, developed technology, copyrights, trade names, trademarks, patents, franchises, licenses, capitalized research, development costs, capitalized software and website development, (2) intercompany receivables or loans between Persons that become Subsidiaries and (3) that portion of the assets of Subsidiaries that are not wholly-owned Subsidiaries that is attributable to the percentage of equity interests not held, directly or indirectly, by the Parent or its wholly-owned Subsidiaries and”
(c)The definition of “New Senior Unsecured Notes” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “September 8, 2014” appearing therein and replace it with a reference to “March 10, 2015”.
(d)Section 6.04(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(d)    investments, loans, advances and/or capital contributions made by the Parent in or to any Subsidiary and made by any Subsidiary in or to the Parent or any other Subsidiary (provided that (1) not more than an aggregate amount of $200,000,000 in investments, loans, advances and/or capital contributions may be made and remain outstanding, at any time, by Loan Parties to Subsidiaries which are not Loan Parties (or do not become Loan Parties within forty-five (45) days after the receipt of such investment, loan, advance and/or capital contribution) and (2) in the event of an investment, loan, advance and/or capital contribution to a Limited Recourse Guarantor, only the amount of recourse (as reasonably determined by the Parent at the time of such investment, loan, advance and/or capital contribution and approved by the Administrative Agent in its reasonable credit judgment) with respect to such Limited Recourse Guarantor under the applicable Limited Recourse Guaranty, after giving effect to such investment, loan, advance and/or capital contribution, shall be excluded from this proviso and the remaining balance of such investment, loan, advance and/or capital contribution (less any amount paid, repaid, returned or otherwise distributed in cash by such Limited Recourse Guarantor to the applicable transferor Loan Party in respect of such investment, loan, advance and/or capital contribution, which amount so deducted shall not exceed the original amount of such investment, loan, advance and/or capital contribution) shall only be permissible to the extent of availability under the foregoing $200,000,000 limitation hereunder and/or the $75,000,000 basket in clause (k) below; provided, further, and for the avoidance of doubt, (i) intercompany transfers of intangible assets that are solely effected by bookkeeping entries and that do not otherwise represent an exchange or transfer of assets are not deemed to be investments, loans or advances or capital contributions and are not subject to the $200,000,000 limitation hereunder, (ii) investments, loans or advances and/or capital contributions made by a Loan Party to a Subsidiary that is not a Loan Party shall not be subject to the $200,000,000 limitation hereunder so long as such Subsidiary that is not a Loan Party transfers such investment, loan, advance and/or capital contribution, immediately upon receipt thereof, to a Loan Party, but subject to clause (2) above), (iii) any investment, loan, advance and/or capital contribution that is made to a Subsidiary that is not a Loan Party and that has reduced the availability under the foregoing $200,000,000 limitation in clause (1) above shall no longer reduce such availability from and after the date that such Subsidiary becomes a Loan Party and (iv) any investment, loan advance and/or capital contribution that is made to a Guarantor that is a Limited Recourse Guarantor and that has reduced availability under clause (2) above shall no longer reduce such availability from and after the date that such Guarantor ceases to be a Limited Recourse Guarantor but remains a Guarantor;”
(e)Section 6.04(j) of the Credit Agreement is hereby amended to delete the reference to

“Amendment No. 2 Effective Date” appearing therein and replace it with a reference to “Amendment No. 3 Effective Date”.
(f)Schedule 6.04 to the Credit Agreement is replaced in its entirety with Schedule 6.04 attached hereto as Annex A.
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors and (iii) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, fees and expenses of counsels for the Administrative Agent) in connection with this Amendment and the other Loan Documents.
3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of each of the Parent and the other Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (except to the extent such representation or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the date hereof.
4.Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)The Credit Agreement, the Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
CIMPRESS N.V.,
as a Borrower

By: /s/Robert Keane
Name: Robert Keane
Title: Chief Executive Officer

VISTAPRINT LIMITED,
as a Borrower

By: /s/Ernst Teunissen
Name: Ernst Teunissen
Title: President

VISTAPRINT SCHWEIZ GMBH,
as a Borrower

By /s/Katryn Blake
Name: Katryn Blake
Title: Managing Director

VISTAPRINT B.V.,
as a Borrower

By: /s/Ernst Teunissen
Name: Ernst Teunissen
Title: Managing Director

VISTAPRINT USA, INCORPORATED,
as a Borrower

By /s/Katryn Blake
Name: Katryn Blake
Title: President

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By: /s/Daglas P Panchal
Name: Daglas P Panchal
Title: Vice President

FIFTH THIRD BANK,
as a Lender

By: /s/William Gamble
Name: William Gamble
Title: Officer

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/David A. Carroll
Name: David A. Carroll
Title: Senior Vice President

SANTANDER BANK, N.A.,
as a Lender

By: /s/Scott Wollard
Name: Scott Wollard
Title: Managing Director

MUFG UNION BANK, N.A.,
as a Lender

By: /s/Christine Davis
Name: Christine Davis
Title: Director
SUNTRUST BANK,
as a Lender

By: /s/Brian Guffin
Name: Brian Guffin
Title: Director

CITIZENS BANK, N.A.,
as a Lender

By: /s/Peter van der Horst
Name: Peter van der Horst
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/Robert M. Martin
Name: Robert M. Martin
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender

By: /s/Elizabeth A.S. Boyamian
Name: Elizabeth A.S. Boyamian
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/James A Gelle
Name: James A Gelle
Title: Vice President
CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/Andrew J. Bella
Name: Andrew J. Bella
Title: Authorized Signatory

FIRST NIAGARA BANK, N.A.,
as a Lender

By: /s/Robert Dellatorre
Name: Robert Dellatorre
Title: Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory